Exhibit 99.1

FOR IMMEDIATE RELEASE

4/14/2020

Starco Brands, Inc. Shareholder Update

Company's float reaches approximately 5,000,000 shares.

(SANTA MONICA, CA – April 14th, 2020) Starco Brands, Inc. (OTCQB I STCB or the “Company”) mission is to create cutting edge and behavior changing consumer technologies and brands while creating safe and environmentally friendly products.

Shares of common stock of Starco Brands, Inc. held by a large number of strategic service providers has become eligible for trading over the last quarter under Rule 144 of the Federal Securities Act of 1933.  As of April 14th, 2020, the Company's float consists of approximately 5,000,000 shares.

“Having built a significant private company The Starco Group with hundreds of employees through developing products and acquiring many companies, Mr. Sklar, CEO of Starco Brands, feels this public venture is positioned extremely well to develop authentic brands based on sustainable technologies as well as to acquire companies with a similar value set", said Darin Brown, EVP of The Starco Group.

“Having watched Starco Brands, Inc. since shortly after its inception, I’ve been impressed with their unique approach and focus on developing and marketing innovative and sustainable products. While their Breathe™ clean household aerosol technology is timely and innovative, I expect to see similarly exciting products in the days and years ahead”, said Dan Lubeck, founder of Solis Partners, a private equity firm based in Newport Beach, California.

Starco Brands, Inc.’s products include Breathe™, an clean household aerosol cleaning line powered by air and the first in history to be named the EPA’s Safer Choice Partner of the Year, Honu™ Sunscreen, a powered by air, reef safe sunscreen with a patented ratcheting spray arm designed to spray hard to reach areas that was the 2019 recipient of the Product of the Year award from POY and Winona® Popcorn Spray a non-gmo and zero calorie popcorn flavoring spray distributed by Walmart nationwide.

About Starco Brands, Inc.  (OTCQB I STCB)

Starco Brands, Inc. in an innovative branded consumer packaged goods company focused on technological innovation that changes the current landscape and our behavior for the better.  For more information about Starco Brands, Inc., please visit www.starcobrands.com.  www.breathecleaning.com.

Disclaimer

This is not a general solicitation for any investment in securities of Starco Brands, Inc. Starco Brands, Inc. is not currently undergoing any financing—debt or equity—nor does it currently have any plans or internally discussed to undergo any financing, either through a public offering or private placement, in the near future.

Cautionary Note on Forward-Looking Statements

This press release may include forward-looking information and statements within the meaning of federal securities laws. Except for historical information contained in this release, statements in this release may constitute forward-looking statements regarding assumptions, projections, expectations, targets, intentions or beliefs about future events. Statements containing the words "may", "could", "would", "should", "believe", "expect", "anticipate", "plan", "estimate", "target", "project", "intend" and similar expressions constitute forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. Forward-looking statements are based on management's current belief, as well as assumptions made by, and information currently available to, management.  While the Company believes that its expectations are based upon reasonable assumptions, there can be no assurances that its goals and strategy will be realized. Numerous factors, including risks and uncertainties, may affect actual results and may cause results to differ materially from those expressed in forward-looking statements made by the Company or on its behalf. Some of these factors include, but are not limited to, risks related to the Company's liquidity, the substantial uncertainties inherent in the acceptance of existing and future products, the difficulty of commercializing and protecting new technology, the impact of competitive products and pricing, general business and economic conditions, risks associated with the expansion of our business including the implementation of any businesses we acquire, factors discussed in our public filings, including the risk factors included in the Company's most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and other periodic reports. Except as required by applicable law, including the securities laws of the United States and the rules and regulations of the Securities and Exchange Commission, the Company is under no obligation to publicly update or revise any forward-looking statement after the date of this release whether as a result of new information, future developments or otherwise.

CONTACT:

CONSUMER/TRADE PRESS

Lisa Becker, 888.816.1161

lisa@starcobrands.com

INVESTOR/FINANCIAL PRESS:

Liolios, Sean McGowan

949.574.3860

smcgowan@liolios.com